   As filed with the Securities and Exchange Commission on February 15, 2005


                                                      Registration No. 333-07617
                                                                       811-07697


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 10                  ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 10                         ( X )



     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                            Richard P. Bowman, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)


                                    Copy to:

        Stephen E. Roth, Esq.                    Sheila K. Davidson, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.



[ ] on ___________ pursuant to paragraph (b) of Rule 485.



[X] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.


[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE



     This Post-Effective Amendment is being filed pursuant to Rule 485(a) solely for the purpose of adding certain information in accordance with item 6(f) of Form N-6 as set forth in the Registrant's Prospectus for Corporate Sponsored Variable Universal Life Insurance included herein. This amendment incorporates by reference the Registrant's Statement of Additional Information as filed with the Securities Exchange Commission in Post Effective Amendment No. 9 on April 14, 2004.




     The Registrant will file another Post-Effective Amendment to become effective on or about April 18, 2005, pursuant to Rule 485(b) to bring the financial statements up to date and to make any other changes to the registration statement that are permissible under Rule 485(b) and that the Registrant deems appropriate.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                      NYLIAC CORPORATE SPONSORED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES


                             PROSPECTUS-MAY 1, 2005


    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

PREMIUM REMITTANCE CENTER:                                       SERVICE OFFICE:
New York Life Insurance and Annuity Corporation  New York Life Insurance and Annuity Corporation
Attention: Executive Benefits                    NYLIFE Distributors LLC
P.O. Box 930652                                  Attention: Executive Benefits
Kansas City, MO 64193-0652                       11400 Tomahawk Creek Parkway, Suite 200
Telephone: (913) 906-4000                        Leawood, KS 66211
                                                 Telephone: (913) 906-4000

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Summary of Benefits and Risks..........    4
  Benefits.............................    4
  Risks................................    5
Table of Fees and Expenses.............    7
Definitions............................    9
Management and Organization............   10
     Insurer...........................   10
     Your Policy.......................   10
     About the Separate Account........   10
  Our Rights...........................   11
     The Fixed Account.................   11
     Interest Crediting................   11
     How to Reach Us for Policy
       Services........................   12
     Funds and Eligible Portfolios.....   12
     Investment Return.................   14
     Voting............................   14
Charges Associated with the Policy.....   15
  Deductions from Premiums.............   15
     Sales Expense Charges.............   15
     State Tax Charge..................   15
     Federal Tax Charge................   15
  Deductions from Cash Value...........   15
     Monthly Contract Charge...........   15
     Charge for Cost of Insurance
       Protection......................   15
     Rider Charges.....................   16
     Loan Charges......................   16
  Separate Account Charges.............   16
     Mortality and Expense Risk
       Charge..........................   16
     Charges for Federal Income Taxes..   17
     Fund Charges......................   17
  Transaction Charges..................   17
     Partial Withdrawal Charge (and
       Surrender Charge)...............   17
     Transfer Fee......................   17
     Surrender Charges.................   17
     Surrender Charge Limits...........   17
     How the Policy Works..............   18
Description of the Policy..............   18
     The Parties.......................   18
     Policyowner.......................   18
     Insured...........................   18
     Beneficiary.......................   18
  The Policy...........................   19
     How the Policy is Available.......   19
     Policy Premiums...................   19
  Cash Value and Cash Surrender Value..   19
     Cash Value........................   19
     Cash Surrender Value..............   20
  Investment Divisions and the Fixed
     Account...........................   20
     Amount in the Separate Account....   20
     Amount in the Fixed Account.......   20
     Transfers Among Investment
       Divisions and the Fixed
       Account.........................   20
     Limits on Transfers...............   21


                                         PAGE
                                         ----
     Additional Benefits through
       Riders..........................   22
  Options Available at No Additional
     Charge............................   23
     Tax-Free "Section 1035" Insurance
       Policy Exchanges................   23
     24 Month Exchange Privilege.......   23
Premiums...............................   23
     Planned Premium...................   23
     Unplanned Premium.................   23
     Timing and Valuation..............   24
     Free Look.........................   24
     Premium Payments..................   24
     Premium Payments Returned for
       Insufficient Funds..............   25
Policy Payment Information.............   25
     When Life Insurance Coverage
       Begins..........................   25
     Changing the Face Amount of Your
       Policy..........................   25
     Policy Proceeds...................   25
     Payees............................   26
     When We Pay Policy Proceeds.......   26
     Death Claims......................   27
     Electing or Changing a Payment
       Option..........................   27
     Life Insurance Benefit Options....   28
     The Effect of Investment
       Performance on the Death
       Benefit.........................   30
  Changing Your Life Insurance Benefit
     Option............................   30
Additional Policy Provisions...........   31
     Limits on Our Rights to Challenge
       Your Policy.....................   31
     Suicide...........................   31
     Misstatement of Age or Gender.....   31
     Assignment........................   31
Partial Withdrawals and Surrenders.....   31
  Partial Withdrawals..................   31
     Requesting a Partial Withdrawal...   32
     The Effect of a Partial
       Withdrawal......................   32
  Surrenders...........................   32
     Cash Surrender Value..............   32
     Requesting a Surrender............   32
     When the Surrender is Effective...   32
     Surrender Charges.................   33
Loans..................................   33
     Loan Account......................   33
     Interest on Value in Loan
       Account.........................   33
     Loan Interest.....................   33
     When Loan Interest is Due.........   34
     Loan Repayment....................   34
     Excess Loan Condition.............   34
     The Effect of a Policy Loan.......   34
Termination and Reinstatement..........   35
     Late Period.......................   35
     Reinstatement Option..............   35
Federal Income Tax Considerations......   35

                                         PAGE
                                         ----
     Our Intent........................   35
     Tax Status of NYLIAC and the
       Separate Account................   36
     Charges for Taxes.................   36
     Diversification Standards and
       Control Issues..................   36
     Life Insurance Status of the
       Policy..........................   37
     Modified Endowment Contract
       Status..........................   37
     Policy Surrenders and Partial
       Withdrawals.....................   38
     Policy Loans and Interest
       Deductions......................   39
     Corporate Owners..................   39



                                         PAGE
                                         ----
     Exchanges or Assignments of
       Policies........................   39
     Reasonableness Requirements for
       Charges.........................   39
     Other Tax Issues..................   39
     Withholding.......................   39
Sales and Other Agreements.............   40
Legal Proceedings......................   40
Records and Reports....................   40
Financial Statements...................   41
State Variations.......................   41
Appendix A.............................   42
Appendix B Illustration................  B-1


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Sponsored Variable Universal Life ("CSVUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CSVUL offers you the protection of permanent life insurance which can, over time, become a valuable asset.

     CSVUL provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the amount in and performance of each Investment Division of the Separate Account;

     -- the amount in and rate of return of the Fixed Account and Loan Account if any; and

     -- the charges we deduct.

     With CSVUL, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     CSVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's cash value and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Certain charges will apply. Partial withdrawals can result in a taxable event.

ALLOCATION ALTERNATIVES

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to 20 of the 23 Allocation Alternatives.

CHANGE THE AMOUNT OF COVERAGE

     With CSVUL, you are able to increase or decrease the policy's face amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the face amount will also result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. In addition, an increase in face amount may result in an increase in the Surrender Charge Premium. We can limit any increase in the face amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your face amount under your policy.

TWO LIFE INSURANCE BENEFIT OPTIONS

     CSVUL offers two different life insurance benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

     -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy, or (ii) the Cash Value multiplied by the percentage of the appropriate Internal Revenue Code Section 7702 table.

     -- Option 2--a death benefit equal to the greater of (i) the Face Amount of the policy, plus the Cash Value, or (ii) the Cash Value multiplied by the percentage of the appropriate Internal Revenue Code Section 7702 table.

OPTIONAL RIDERS

     CSVUL offers additional insurance coverage through a term rider, the Adjustable Term Insurance Rider. This rider has costs associated with it.

POLICYHOLDER SUPPORT

     As a policyholder, you have telephone support and your registered representative if you have questions about your CSVUL policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation (NYLIAC") is a subsidiary of New York Life Insurance Company (NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the firm's Fixed Account, and not the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can terminate even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are payable upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A CSVUL policy that is maintained with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force, additional premium payments may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant cash value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger the loan becomes relative to the policy's cash value, the greater the risk that the policy's remaining cash value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating.

     A loan, repaid or not, has a permanent effect on your cash value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your cash value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes: (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER

     During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. CSVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.


POTENTIALLY HARMFUL TRANSFER ACTIVITY



     This policy is not designed as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:



     -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective



     -- increased administrative and Fund brokerage expenses



     -- dilution of the interests of long-term investors



     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer cash value between investment options.
                                TRANSACTION FEES

                                            WHEN CHARGE
                 CHARGE                     IS DEDUCTED                              AMOUNT DEDUCTED
   Sales Expense Charge Imposed on      When premium payment   Current: 2.25% of each premium
    Premium Payments (as a percentage   is applied up to age   Guaranteed Maximum: 4.50% of each premium
    of premium payments)                         95



   Premium Taxes:                       When premium payment   All taxes may vary and are subject to tax law changes.
                                        is applied up to age
                                                 95
    State Tax                                                  Current: 2% of each premium payment
                                                               Guaranteed Maximum: 2%, subject to changes in state tax laws
    Federal Tax                                                Current: 1.25% of each premium payment
                                                               Guaranteed Maximum: 1.25%, subject to changes in federal tax laws



    Surrender Charge (as a percentage   At time of complete    Current and Guaranteed Maximum: 32.5%(2)
      of the Surrender Charge              surrender or a
      Premium)(1)                         decrease in Base
                                            Face Amount



   Partial Withdrawal Charge             At time of partial    Current: Lesser of $25 or 2% of amounts of withdrawal
                                             withdrawal
                                                               Guaranteed Maximum: $25



   Transfer Fees                          Time of transfer     Current: No charge
                                                               Guaranteed Maximum: $30 per transfer after 12 transfers in a
                                                               Policy Year.



   Living Benefits Rider                 When you exercise     $150 (one-time)
                                            the benefit

---------------

 (1) A table of surrender charge premium rates per thousand appears in Appendix A to this prospectus.
 (2) In Policy Years 6 and beyond, the current and guaranteed Surrender Charge are reduced as follows: 26% in Policy Year 6; 19.5% in Policy Year 7; 13% in Policy Year 8; 6.5% in Policy Year 9; and 0% thereafter.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge(1)             Each Monthly      Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk
                                          Deduction Day      Guaranteed Maximum: $29.67 per $1,000 of Net Amount at Risk
                                          until Insured      Representative Insured: (Male, Age 45-Non-Smoker): $0.38 per
                                          reaches age 95     $1,000 of Net Amount at Risk.(3)
   Monthly Contract Charge                 Each Monthly      Current $7.50 ($90 annualized)
                                          Deduction Day      Guaranteed Maximum: $9.00 (108 annualized)
   Mortality and Expense Risk Charge         Monthly         As a percentage of the Average daily net asset value of each
    (as a percentage of the average                          Investment Division
    daily net asset value of each                            Current: 0.70%(2)
    Investment Division)                                     Guaranteed Maximum: 0.90%
   Riders
    --  Adjustable Term Insurance         Monthly until      Guaranteed Minimum: $0.08 per $1,000 of term insurance
      Rider(1)                            rider expires      benefit
                                                             Guaranteed Maximum: $29.67 per $1,000 of term insurance
                                                             benefit
                                                             Representative Insured (Male, Age 45-Non-Smoker): $0.38 per
                                                             $1,000 of term insurance benefit.
   Loan Interest                        Monthly while loan   Current and Guaranteed Maximum: 6.00%
                                            balance is
                                           outstanding

---------------

 (1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
 (2) The current Mortality and Expense Risk Charge is reduced to 0.30% in Policy Year 11 and thereafter.
 (3) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)

                                                                           MINIMUM                    MAXIMUM
                                                                           -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)..........             0.39%                      1.87%
   -------------------------------------------------------------------------------------------------------------------

 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2003. This information is provided by the Funds and their agents, and is based on 2003 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

                                                MAINSTAY VP                    MAINSTAY VP
                                MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP     MAINSTAY VP
                                  BOND--       APPRECIATION--      CASH         STOCK*--      CONVERTIBLE--   GOVERNMENT--
                               INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                               -------------   --------------   -----------   -------------   -------------   -------------
FUND ANNUAL EXPENSES (as a %
 of average net assets for
 the fiscal year ended
 December 31, 2003)(a)
Advisory Fees................      0.25%           0.36%           0.25%          0.25%           0.36%           0.30%
Administration Fees..........      0.20%           0.20%           0.20%          0.20%           0.20%           0.20%
Other Expenses...............      0.09%           0.08%           0.10%          0.07%           0.11%           0.09%
Total Fund Annual Expenses...      0.54%           0.64%           0.55%          0.52%           0.67%           0.59%

                                MAINSTAY VP
                                HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                                 CORPORATE     INTERNATIONAL      S&P 500
                                  BOND--         EQUITY--        INDEX**--
                               INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                               -------------   -------------   -------------
FUND ANNUAL EXPENSES (as a %
 of average net assets for
 the fiscal year ended
 December 31, 2003)(a)
Advisory Fees................      0.30%           0.60%           0.10%
Administration Fees..........      0.20%           0.20%           0.20%
Other Expenses...............      0.10%           0.27%           0.09%
Total Fund Annual Expenses...      0.60%           1.07%           0.39%

                                                                    MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                                                     AMERICAN         DREYFUS       EAGLE ASSET    ALGER AMERICAN
                                    MAINSTAY VP                       CENTURY          LARGE        MANAGEMENT         SMALL
                                       TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH       CAPITALIZATION
                                     RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--        --CLASS O
                                   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS       SHARES
                                   -------------   -------------   -------------   -------------   -------------   --------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2003)(a)
Advisory Fees.....................     0.32%           0.36%           0.50%           0.60%           0.50%           0.85%
Administration Fees...............     0.20%           0.20%           0.20%           0.20%           0.20%           0.00%
Other Expenses....................     0.09%           0.10%           0.24%           0.19%           0.13%           0.12%
Total Fund Annual Expenses........     0.61%           0.66%           0.94%           0.99%           0.83%           0.97%


                                                                  FIDELITY(R)
                                                                      VIP
                                    CALVERT    FIDELITY(R) VIP      EQUITY-
                                     SOCIAL    CONTRAFUND(R)--     INCOME--
                                    BALANCED    INITIAL CLASS    INITIAL CLASS
                                    --------   ---------------   -------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2003)(a)
Advisory Fees.....................   0.070%         0.58%            0.48%
Administration Fees...............    0.00%         0.00%            0.00%
Other Expenses....................    0.23%         0.09%            0.09%
Total Fund Annual Expenses........    0.93%(b)      0.67%(c)         0.57%(c)

                                                                                    JANUS ASPEN
                                                                    JANUS ASPEN       SERIES           MORGAN
                                                                      SERIES         WORLDWIDE      STANLEY UIF       T. ROWE
                                                                    BALANCED--       GROWTH--         EMERGING      PRICE EQUITY
                                                                   INSTITUTIONAL   INSTITUTIONAL   MARKETS EQUITY      INCOME
                                                                      SHARES          SHARES          CLASS I        PORTFOLIO
                                                                   -------------   -------------   --------------   ------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2003)(a)
Advisory Fees...............................................           0.65%           0.65%           1.25%           0.85%
Administration Fees.........................................           0.00%           0.00%           0.00%           0.00%
Other Expenses..............................................           0.02%           0.06%           0.62%           0.00%
Total Fund Annual Expenses..................................           0.67%           0.71%           1.87%(d)        0.85%(e)

---------------

*   Formerly MainStay VP Growth Equity.
**  Formerly MainStay VP Indexed Equity.
(a) The Fund or its agents provided the fees and charges which are based on 2003 expense. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) Expenses are based on the Portfolio's most recent fiscal year. Total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.
(c) Actual annual class operating expense for these Fidelity portfolios were lower because a portion of the brokerage commissions that he Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.
(d) Fund annual expense listed are prior to any waivers and reimbursements made by the Adviser. The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expense exceed the following percentages: Emerging Markets Debt Portfolio 1.30, Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees," "Administration Fees," "Other Expenses" and Total Fund Annual Expenses, respectfully, would be as follows: Emerging Markets Debt Portfolio 0.80%, 0.0%, 0.40%, 1.20%, Emerging Markets Equity Portfolio 1.16%, 0.00%, 0.59%, 1.75% and U.S. Real Estate Portfolio 0.79%, 0.00%,
    0.31%, 1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expense certain investment related expenses; such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.06% of such investment related expenses.
(e) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expense, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit we use to calculate the value in the Investment Divisions. We use premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 22 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

BASE FACE AMOUNT: The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY: The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 pm Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH VALUE ACCUMULATION TEST ("CVAT") An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CASH SURRENDER VALUE: The amount we will pay you if you surrender your policy, equal to the cash value less any surrender charge.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value of the Fixed Account, and (c) the value in the Loan Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: Base Face Amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISIONS: The 22 divisions of the Separate Account that are available as Allocation Alternatives under the policy. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

NET PREMIUM: Premium you pay less the sales expense, state tax and federal tax charges.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's cash value.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest) and charges.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under this and certain other policies.

SURRENDER CHARGE PREMIUM: The amount we use to calculate the surrender charges as set forth on the Policy Data Page.

                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Company ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York NY 10010

YOUR POLICY

     CSVUL is offered by NYLIAC. Policy assets are invested in NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the Separate Account"), which has been in existence since May 24, 1996. The Policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the face amount of the Policy, and the ability to invest in up to 20 of 23 Allocation Alternatives.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

ABOUT THE SEPARATE ACCOUNT

     NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 22 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission (SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933 as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

INTEREST CREDITING

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. The rate will never be less than 4% per year. Interest accrues daily and is credited on each

Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. You can send premiums and make service requests to us at the following addresses:

PREMIUM REMITTANCE CENTER:                        SERVICE OFFICE:
New York Life Insurance and Annuity               New York Life Insurance and Annuity
  Corporation                                       Corporation
Attention: Executive Benefits                     Attention: Executive Benefits
P.O. Box 930652                                   11400 Tomahawk Creek Parkway, Suite 200
Kansas City, MO 64193-0652                        Leawood, KS 66211
Telephone: (913) 906-4000                         Telephone: (913) 906-4000

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of this prospectus.

----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:               New York Life Investment
                                              Management LLC ("NYLIM")
 -- MainStay VP Bond--Initial Class                    NYLIM                   - Highest income over the long
                                                                               term consistent with preservation
                                                                                 of principal
 -- MainStay VP Capital Appreciation--                 NYLIM                   - Long-term growth of capital
   Initial Class
 -- MainStay VP Cash Management                        NYLIM                   - As a high level of current
                                                                               income as is considered
                                                                                 consistent with the
                                                                                 preservation of capital and
                                                                                 liquidity
 -- MainStay VP Common Stock--Initial                  NYLIM                   - Long-term growth of capital,
   Class (formerly MainStay VP Growth                                          with income as a secondary
   Equity)                                                                       consideration
 -- MainStay VP Convertible-- Initial                  NYLIM                   - Capital appreciation together
   Class                                                                       with current income
 -- MainStay VP Government-- Initial                   NYLIM                   - High level of current income,
   Class                                                                         consistent with safety of
                                                                                 principal
 -- MainStay VP High Yield Corporate                   NYLIM                   - Maximize current income through
   Bond--Initial Class                                                           investment in a diversified
                                                                                 portfolio of high yield, high
                                                                                 risk debt securities which are
                                                                                 ordinarily in the lower rating
                                                                                 categories of recognized rating
                                                                                 agencies. Capital appreciation
                                                                                 is a secondary objective.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------
 -- MainStay VP International Equity--                 NYLIM                   - Long-term growth of capital by
   Initial Class                           Subadviser: MacKay Shields LLC        investing in a portfolio
                                                     ("MacKay")                  consisting primarily of
                                                                                 non-U.S. equity securities
 -- MainStay VP S&P Index--Initial                     NYLIM                   - Investment results that
   Class (formerly MainStay VP Indexed                                         correspond to the total return
   Equity)                                                                       performance (and reflect
                                                                                 reinvestment of dividends) of
                                                                                 publicly traded common stocks
                                                                                 represented by the S&P 500(R)
                                                                                 Index
 -- MainStay VP Total Return-- Initial                 NYLIM                   - Current income consistent with
   Class                                                                         reasonable opportunity for
                                                                                 future growth of capital and
                                                                                 income
 -- MainStay VP Value--Initial Class                   NYLIM                   - Maximum long-term total return
                                                                                 from a combination of capital
                                                                                 growth and income
 -- MainStay VP American Century                       NYLIM                   - Dividend growth, current income
   Income & Growth--Initial Class           Subadviser: American Century       and capital appreciation
                                            Investment Management, Inc.
 -- MainStay VP Dreyfus Large Company                  NYLIM                   - Capital appreciation
    Value--Initial Class                Subadviser: The Dreyfus Corporation
 -- MainStay VP Eagle Asset Management                 NYLIM                   - Growth through long-term
   Growth Equity-- Initial Class        Subadviser: Eagle Asset Management,    capital appreciation
                                                        Inc.
----------------------------------------------------------------------------------------------------------------
 The Alger American Fund:                   Fred Alger Management, Inc.
 -- Alger American Small                                                       - Long-term capital appreciation
   Capitalization--Class O Shares                                              by focusing on small, fast
                                                                                 growing companies that offer
                                                                                 innovative products, services
                                                                                 or technologies to a rapidly
                                                                                 expanding marketplace.
----------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
 -- Calvert Social Balanced              Adviser: Calvert Asset Management     - CVS Social Balanced seeks to
                                          Company, Inc. Subadvisers: Brown       achieve a competitive total
                                         Capital Management, Inc. and SsgA       return through an actively
                                               Funds Management, Inc.            managed portfolio of stocks,
                                                                                 bonds and money market
                                                                                 instruments which offer income
                                                                                 and capital growth opportunity
                                                                                 and which satisfy the
                                                                                 investment and social criteria.
----------------------------------------------------------------------------------------------------------------
 Fidelity(R) Variable Insurance
 Products Fund:
 -- Fidelity(R) VIP Contrafund(R)--        Adviser: Fidelity Management &      - Long-term capital appreciation
    Initial Class                                 Research Company
                                        Subadvisers: FMR Co., Inc.; Fidelity
                                          Management & Research (UK) Inc.;
                                        Fidelity Management & Research (Far
                                          East) Inc.; Fidelity Investments
                                                      Limited.
 -- Fidelity(R) VIP Equity-Income--    Fidelity Management & Research Company  - Reasonable current income while
   Initial Class                             Subadviser: FMR Co., Inc.           considering the potential for
                                                                                 long- term capital
                                                                                 appreciation. The funds goal is
                                                                                 to achieve a yield which
                                                                                 exceeds the composite yield on
                                                                                 the securities comprising the
                                                                                 Standard & Poor's 500(SM) Index
                                                                                 (S&P 500(R)).
----------------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
 -- Janus Aspen Series Balanced--          Janus Capital Management, LLC       - Long-term growth of capital in
   Institutional Shares                                                        a manner consistent with
                                                                                 preservation of capital and
                                                                                 balanced by current income.
 -- Janus Aspen Series Worldwide           Janus Capital Management, LLC       - Long-term growth of capital in
   Growth--Institutional Shares                                                a manner consistent with the
                                                                                 preservation of capital.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------
 The Universal Institutional Funds,
 Inc.:
 -- Morgan Stanley UIF Emerging        Morgan Stanley Investment Management,   - Long-term capital appreciation
   Markets Equity--Class I                              Inc.                   by investing primarily in growth-
                                                                                 oriented equity securities of
                                                                                 companies in emerging market
                                                                                 countries.
----------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc.:
 -- T. Rowe Price Equity Income         T. Rowe Price Investment Management,   - Substantial dividend income and
                                                        Inc.                     also long-term capital
                                                                                 appreciation by investing
                                                                                 primarily in dividend-paying
                                                                                 common stocks of established
                                                                                 companies.
----------------------------------------------------------------------------------------------------------------

     The Investment Divisions offered through the CSVUL policy and described in this prospectus are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     -- The Accumulation Units held in each Investment Division for that policy;

     -- The investment experience of each Investment Division as measured by its actual net rate of return;

     -- The interest rate credited on amounts held in the Fixed Account; and

     -- The interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's mortality and expense risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

     Funds may lose value; are not guaranteed; are not FDIC/NCUA insured; and are not insured by any government agency.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, Certain charges apply when you purchase CSVUL. The following is a summary explanation of these charges.

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

SALES EXPENSE CHARGE

     The sales expense charge is currently 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

STATE TAX CHARGE

     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1,000 of life insurance premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                           DEDUCTIONS FROM CASH VALUE

     On each Monthly Deduction Day, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's cash value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $7.50 ($90 annually). While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $9 per month ($108 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. The cost of insurance charge for any month will equal:

                                   a X (b-c)

     Where a = the applicable cost of insurance rate

           b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737,

           c = the number of thousands of Cash Value as of the Monthly Deduction Day (before the cost of insurance charge, but after the monthly contract charge and any charges for the riders are deducted).

           The cost of insurance charge will never be less than zero.

     For insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain insureds based on our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Separate Account and the Fixed Account to the Loan Account equal to (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 2% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the mortality and expense risks we assume.

     -- Current: For Policy Years 1-10, the charge is equal to an annual rate of 0.70%, or $7 per $1,000, of the average daily net asset value of each Investment Division. For Policy Years 11 and later, we currently expect the mortality and expense risk charge to reduce to annual rate of 0.30% or $3 per $1,000 of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum: At our option, we may change the mortality and expense risk charge. We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE (AND SURRENDER CHARGE)

     When you take a partial withdrawal, we reserve the right to deduct a maximum processing fee of $25. If the partial withdrawal results in a decrease in the Base Face Amount, we will also deduct a surrender charge (as described below).

TRANSFER FEE

     We reserve the right to impose a charge of up to $30 per transfer for each transfer after the first 12 in any Policy Year.

SURRENDER CHARGE

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the surrender charge premium, which appears on page 2.1 of your policy. A table of surrender charge premium rates per thousand appears in Appendix A to this prospectus.

                                                              PERCENTAGE OF
                                                                SURRENDER
POLICY YEAR                                                   CHARGE PREMIUM
-----------                                                   --------------
 1-5........................................................       32.5%
 6..........................................................       26.0%
 7..........................................................       19.5%
 8..........................................................       13.0%
 9..........................................................        6.5%
10+.........................................................          0%

     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your surrender charge premium.

SURRENDER CHARGE LIMITS.

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

HOW THE POLICY WORKS.

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, who has selected Life Insurance Benefit Option 1, and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.47% for Policy Years 1-10, and 4.89% for Policy years 11 and later.

Planned Annual Premium...............................................  $7,500.00
less:    Sales expense charge (2.25%)................................     168.75
         State tax charge (2%).......................................     150.00
         Federal tax charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $7,087.50
less:    Monthly contract charge
         ($7.50 per month)...........................................      90.00
less:    Charges for cost of insurance
         (varies monthly)............................................     566.25
plus:    Net investment performance
         (varies daily)..............................................     301.03
                                                                       ---------
equals:  Cash Value..................................................  $6,732.28
less:    Surrender charge (a percentage of surrender charge
         premium)....................................................   1,025.50
                                                                       ---------
equals:  Cash Surrender Value (as of end of the first policy year)...  $5,706.78

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.
                           DESCRIPTION OF THE POLICY

THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the Insured and the Beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different Life Insurance Benefit Option

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the Insured.

     BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options; (3) access to the policy's cash value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 22 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate. However, you may only allocate your premiums up to 20 of the Allocation Alternatives as available.

HOW THE POLICY IS AVAILABLE

     CSVUL is only available as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount is $25,000, unless a higher amount is required by state law. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its face amount), the policyowner must give us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Planned Premiums: The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance under
Section 7702 of the Internal Revenue Code. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

     Unplanned Premiums: While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the Internal Revenue Code. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value of the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Loans" for details. The Cash Value also reflects various charges. See "Charges Under the Policy."

CASH SURRENDER VALUE

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your net premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to one or more Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

         (1) the sum of the net premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value of your policy among the Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value of the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge is applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfers From the Fixed Account--In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     1. Maximum Transfer. An amount not greater than 10% of the value of the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year (the Policy Year following the Insured's 65(th) birthday, the date you indicate in the application or another date we approve) only the 10% maximum transfer limitation does not apply.

     2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

     3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.

     Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit Values on the Business Day on which NYLIAC receives the transfer request.


     How to Request a Transfer--Submit your request in writing on a form we approve to our Service Office at the following address: New York Life and Annuity Corporation, NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211


     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

                              LIMITS ON TRANSFERS

PROCEDURES DESIGNED TO LIMIT POTENTIALLY HARMFUL TRANSFERS


     This policy is not intended as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.


     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.

RISKS ASSOCIATED WITH POTENTIALLY HARMFUL TRANSFERS

     The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.


     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.



     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.


            (2) The purchase and redemption orders received by the underlying
                Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.


     -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.



     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:


          (1) an adverse effect on portfolio management, such as:

             a) impeding a portfolio manager's ability to sustain an investment objective;

             b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

             c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the policy and the rider. The following rider is currently available:

     -- ADJUSTABLE TERM INSURANCE RIDER: This rider provides term insurance coverage on the Insured. The initial term amount is shown on your Policy Data Page. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term insurance amount. This rider must be elected at the time the policy is issued.

     -- TERM RIDER VS. BASE POLICY COVERAGE: If you compare a policy with a term insurance rider to one that provides the same initial death benefit without a term rider, the policy with the term rider will have lower surrender charges. See "Charges Associated with the Policy -- Surrender Charge."

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner may exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO SUITABILITY STANDARDS.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 95.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 95. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to our Premium Remittance Center at: New York Life Insurance and Annuity Corporation, Attention: Executive Benefits, P.O. Box 930652, Kansas City, Missouri 64193-0652.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy face amount, fund performance, loans, and riders you add to your policy.

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 95. We will require one or more additional premium payments in the circumstance where the cash surrender value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the face amount of your policy under the same time limits.

     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after your policy has been delivered. After the end of the Free Look Period we will then allocate the premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     You can return the policy to Service Office at: NYLIFE Distributors LLC,
Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211(or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT")to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the guideline premium test, we will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information. You can call (913) 906-4000 to determine whether an additional premium payment would be allowed under your policy.

     The premium payments you make during the free look period are applied to your net premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's cash value. If payment by check is returned for insufficient funds for two consecutive months, the privilege to pay by check or electronically will be suspended until we agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the surrender charge premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.

     The policyowner may also request decreases in coverage. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. See "Section III: Charges Under the Policy--Surrender Charge." A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000 or that required by state law.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

         1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

     less 4) any outstanding policy charges.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

PAYEES

     The beneficiary is the person(s) or entity /ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured is living by writing to our Service Office at: NYLIFE Distributors LLC, Attention:
        Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at our Service Office located at: NYLIFE Distributors LLC., Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the cash value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

DEATH CLAIMS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     -- Interest Accumulation Option (Option 1 A)
        Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

        Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

        If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

  1996 AND EARLIER   1997-2005   2006-2015   2016-2025   2026-2035   2036 AND LATER
  ----------------   ---------   ---------   ---------   ---------   --------------
  +2 years....        +1 year        0        -1 year    -2 years       -3 years

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less the policy debt. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Policy Payment Information - Death Claims."

     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a life insurance benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. Life Insurance Benefit Option 2 provides a life insurance benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate Internal Revenue Code Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section X: Additional Information - Payment Options." We subtract any Policy Debt and any charges incurred but not deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. We will reduce the amount of the life insurance benefit proceeds by any Policy Debt. Also, note, an insurance contract is uncertain after the Insured is age 100. See "Federal Income Tax Considerations - Status of the Policy After the Insured is Age 95" for more information.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT").

     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by the age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on age and sex of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

                                 CORRIDOR TABLE

INSURED'S AGE                INSURED'S AGE
  ON POLICY        % OF        ON POLICY        % OF
 ANNIVERSARY    CASH VALUE    ANNIVERSARY    CASH VALUE
-------------   ----------   -------------   ----------
   0-40            250           61             128
    41             243           62             126
    42             236           63             124
    43             229           64             122
    44             222           65             120
    45             215           66             119
    46             209           67             118
    47             203           68             117
    48             197           69             116
    49             191           70             115
    50             185           71             113
    51             178           72             111
    52             171           73             109
    53             164           74             107
    54             157          75-90           105
    55             150           91             104
    56             146           92             103
    57             142           93             102
    58             138           94             101
    59             134        95 & Over         100
    60             130

                                   CVAT TABLE

 INSURED'S                              INSURED'S
    AGE                                    AGE
 ON POLICY             % OF             ON POLICY             % OF
ANNIVERSARY         CASH VALUE         ANNIVERSARY         CASH VALUE
-----------   ----------------------   -----------   ----------------------
              MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
              ----   ------   ------                 ----   ------   ------
    18        691     830      715         57        207     240      213
    19        671     803      694         58        202     233      207
    20        652     778      674         59        196     226      202
    21        634     753      654         60        191     220      197
    22        615     729      635         61        187     214      192
    23        597     705      616         62        182     208      187
    24        579     683      597         63        178     202      182
    25        564     661      579         64        173     197      178
    26        544     639      561         65        169     191      174
    27        527     618      543         66        166     186      170
    28        511     598      526         67        162     182      166
    29        494     579      509         68        159     177      162
    30        478     560      493         69        155     172      159
    31        463     541      477         70        152     168      155
    32        448     524      461         71        149     164      152
    33        433     507      446         72        146     160      149
    34        419     490      432         73        143     156      146
    35        405     474      417         74        141     152      143
    36        392     458      404         75        138     149      141
    37        380     443      391         76        136     146      138
    38        367     429      378         77        134     143      136
    39        356     415      366         78        132     140      134
    40        344     402      354         79        130     137      132
    41        333     389      343         80        128     134      130
    42        323     377      332         81        126     132      128
    43        313     365      322         82        125     130      126
    44        303     354      312         83        123     127      124
    45        294     343      303         84        122     125      123
    46        285     333      293         85        120     123      121
    47        276     323      285         86        119     121      120
    48        268     313      276         87        118     119      118
    49        260     303      268         88        116     118      117
    50        253     294      260         89        115     116      115
    51        245     286      252         90        113     114      114
    52        238     277      245         91        112     112      112
    53        231     269      238         92        110     110      110
    54        225     261      231         93        107     108      108
    55        219     254      225         94        104     104      104
    56        213     247      219     95 & Over     100     100      100

THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charges will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The surrender charge premium will not be affected by changes in the Life Insurance Benefit Option. You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive.

     We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 95.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Center located at: NYLIFE Distributors LLC,
Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount or rider amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount or rider amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or with respect to an increase in Face Amount or rider amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premium paid, less any Policy Debt and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

     If the policy application misstates the Insured's age or sex, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment.
                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There may be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000 or that amount required by state law. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to our Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing) or by calling (913) 906-4000. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request at our Service Office. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close at 4:00 p.m., EST, then the requested partial withdrawal will be effective on the next Business Day.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal, we reduce your cash value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
      If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount.

     -- OPTION 2
      If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

                                   SURRENDERS

CASH SURRENDER VALUE

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next

Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date. All life insurance coverage under your Policy ends on the date we receive your surrender request.

SURRENDER CHARGES

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each. Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.
                                     LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b)- c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner indicated to us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2% less than the effective annual loan interest rate and in no event will it be less than 4%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless we set a lower rate for any period, the effective annual loan interest rate we charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the Insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("lRC"). If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. You policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     If your policy's Cash Surrender Value, less any Policy Debt, on any Monthly Deduction Day is less than the monthly deductions due from cash value for the next policy month, your policy will enter a "late period" for 62 days after that date. Your policy will remain in effect during the late period. If the late period expires without sufficient payment, however, then we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any Policy Debt and any unpaid monthly deductions due from the cash value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. When your policy is terminated, it has no value and no benefits accrue upon the death of the Insured.

REINSTATEMENT OPTION

     For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     -- A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months based on the Cash Surrender Value which is reinstated. This payment will be in lieu of the payment of all premiums in arrears.

     -- Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.

     If we do reinstate the policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                           SALES AND OTHER AGREEMENTS

     NYLife Distributors LLC, ("NYLife Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLife Distributors is an indirect wholly-owned subsidiary of New York Life. NYLife Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and the Eclipse Funds Inc.

     For policies issued prior to September 28, 1999, the commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLife Distributors during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of premium paid.

     For policies issued on or after September 28, 1999, the commissions paid during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (2.5% in Policy Years two through ten) plus 1.25% of premiums paid in excess of such amount. No commissions are paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

     We receive payments or compensation from some or all of the Funds of their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The total commissions paid during the fiscal years dated 2003, 2002 and 2001 were $155,378, $162,653, and $208,525, respectively. NYLIFE Distributors did not retain any of these fees.

     The following lists by jurisdiction any variations to the statements made in this prospectus.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also, from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

     Information about CSVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CSVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number:

                                STATE VARIATIONS

NEW YORK

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. Payments will be allocated to the General Account until 10 days after delivery of the policy. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is mailed or delivered to the Home Office or to the Service Office, or to the Registered Representative through whom it was purchased, or the premiums paid, less loans and withdrawals.

NORTH CAROLINA

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals.

OKLAHOMA

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

     A table of surrender charge premium rates per thousand appears in Appendix A to the Policy Prospectus.

                                   APPENDIX A
                  SURRENDER CHARGE PREMIUM RATES PER THOUSAND

     The surrender charge premium for the policy is equal to (a * b)/1000 where
(a) is the surrender charge premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section "Surrender Charges."

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                18                2.60
                19                2.80
                20                3.00
                21                3.20
                22                3.40
                23                3.60
                24                3.80
                25                4.00
                26                4.20
                27                4.40
                28                4.60
                29                4.80
                30                5.00
                31                5.20
                32                5.40
                33                5.60
                34                5.80
                35                6.00
                36                6.30
                37                6.60
                38                6.90
                39                7.20
                40                7.50
                41                7.80
                42                8.10
                43                8.40
                44                8.70
                45                9.00
                46                9.60
                47               10.20
                48               10.80
                49               11.40
                50               12.00
                51               12.60

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                52               13.20
                53               13.80
                54               14.40
                55               15.00
                56               16.40
                57               17.80
                58               19.20
                59               20.60
                60               22.00
                61               23.60
                62               25.20
                63               26.80
                64               28.40
                65               30.00
                66               31.80
                67               33.60
                68               35.40
                69               37.20
                70               39.00
                71               41.40
                72               43.80
                73               46.20
                74               48.60
                75               51.00
                76               54.00
                77               57.00
                78               60.00
                79               63.00
                80               66.00
                81               69.60
                82               73.20
                83               76.80
                84               80.40
                85               84.00

                                   APPENDIX B

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit and premium as follows:

     The tables are for a guaranteed issue policy issued to a male with a nonsmoker underwriting class and issue age 45 with a planned annual premium of $20,000 for 21 years, an initial face amount of $1,000,000 and no riders. It assumes that 100% of the net premium is allocated to the separate account.

     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their current levels.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their guaranteed levels.

     Table 1 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.7% for years 1-10 and 0.3% for years 11+ (on a current basis) of the cash value allocated to the Separate Account.

     Table 2 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.9% (on a guaranteed basis) of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.76% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of: -1.65%, 4.25%, and 10.15% based on guaranteed assumptions, and -1.45%, 4.46%, and 10.37% based on current assumptions.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                     CSVUL

                                    TABLE 1

                    MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS
                    INITIAL FACE AMOUNT: $1,000,000
                    LIFE INSURANCE BENEFIT OPTION 1
                    CASH VALUE ACCUMULATION TEST

                    ASSUMING CURRENT CHARGES

                  END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                      INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ------------------------------------   -----------------------------   --------------------------------
POLICY YEAR       0%           6%          12%         0%        6%         12%         0%         6%         12%
-----------   ----------   ----------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000    1,000,000    1,000,000     16,369    17,414      18,461    13,439     14,484       15,531
     2        1,000,000    1,000,000    1,000,000     32,330    35,433      38,664    29,400     32,503       35,734
     3        1,000,000    1,000,000    1,000,000     47,894    54,093      60,802    44,964     51,163       57,872
     4        1,000,000    1,000,000    1,000,000     62,997    73,353      85,010    60,067     70,423       82,080
     5        1,000,000    1,000,000    1,000,000     77,695    93,299     111,572    74,765     90,369      108,642
     6        1,000,000    1,000,000    1,000,000     91,936   113,907     140,688    89,596    111,567      138,348
     7        1,000,000    1,000,000    1,000,000    105,565   135,054     172,483   103,805    133,294      170,723
     8        1,000,000    1,000,000    1,000,000    118,435   156,622     207,121   117,265    155,452      205,951
     9        1,000,000    1,000,000    1,000,000    130,983   179,069     245,349   130,393    178,479      244,759
    10        1,000,000    1,000,000    1,000,000    143,371   202,594     287,715   143,371    202,594      287,715
    15        1,000,000    1,000,000    1,152,751    202,592   341,033     586,722   202,592    341,033      586,722
    20        1,000,000    1,000,000    1,856,334    248,677   512,079   1,070,096   248,677    512,079    1,070,096
    25        1,000,000    1,000,000    2,708,851    202,872   641,877   1,744,810   202,872    641,877    1,744,810

---------------

Assuming a fund fee average of .76%:
0% gross = -1.45% net
6% gross = 4.46% net
12% gross = 10.37% net

(1) Assumes no policy loan or partial withdrawal has been made.

                                     CSVUL

                                    TABLE 2

                    MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS
                    INITIAL FACE AMOUNT: $1,000,000
                    LIFE INSURANCE BENEFIT OPTION 1
                    CASH VALUE ACCUMULATION TEST

                    ASSUMING GUARANTEED CHARGES

                  END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                      INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ------------------------------------   -----------------------------   --------------------------------
POLICY YEAR       0%           6%          12%         0%        6%         12%         0%         6%         12%
-----------   ----------   ----------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000    1,000,000    1,000,000     13,607    14,552      15,500    10,677     11,622       12,570
     2        1,000,000    1,000,000    1,000,000     26,706    29,436      32,285    23,776     26,506       29,355
     3        1,000,000    1,000,000    1,000,000     39,310    44,679      50,504    36,380     41,749       47,574
     4        1,000,000    1,000,000    1,000,000     51,323    60,193      70,209    48,393     57,263       67,279
     5        1,000,000    1,000,000    1,000,000     62,762    76,007      91,579    59,832     73,077       88,649
     6        1,000,000    1,000,000    1,000,000     73,645    92,152     114,817    71,305     89,812      112,477
     7        1,000,000    1,000,000    1,000,000     83,878   108,550     140,040    82,118    106,790      138,280
     8        1,000,000    1,000,000    1,000,000     93,373   125,127     167,391    92,203    123,957      166,221
     9        1,000,000    1,000,000    1,000,000    102,150   141,917     197,148   101,560    141,327      196,558
    10        1,000,000    1,000,000    1,000,000    110,121   158,853     229,524   110,121    158,853      229,524
    15        1,000,000    1,000,000    1,000,000    136,248   244,864     442,798   136,248    244,864      442,798
    20        1,000,000    1,000,000    1,350,520    132,437   329,902     778,517   132,437    329,902      778,517
    25        1,000,000    1,000,000    1,823,177        489   314,541   1,174,335       489    314,541    1,174,335

---------------

Assuming a fund fee average of .76%:
0% gross = -1.65% net
6% gross = 4.25% net
12% gross = 10.15% net

(1) Assumes no policy loan or partial withdrawal has been made.

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5) to Registrant's Initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2) Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3) Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4) Modification of Policy Provisions Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant's Post-Effective Amendment No. 1 on Form S-6 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5) Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (5)(d) to Registrant's Post-Effective Amendment No. 1 on Form N-1 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6) Alternative Cash Surrender Value Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7) Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(d)(8) Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9) Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(d)(10) Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.


(e)              Applications.

(e)(1) Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10) to Registrant's initial registration statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No.6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
                 No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

               Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
               No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
               7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
               LLC - Previously filed in accordance with Regulation S-T, 17CFR
               232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
               (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(14) Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co.; Lord Abbett Distributor LLC; and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant's Post-Effective Amendment No. 2 to the registration statement on Form-N-6 (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(15) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(16) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(17) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No.9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.



(h)(18) Form of Participation agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.



(h)(19) Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.


(i)            Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)         Service Agreement between American Century Investment
               Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9) Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10) Service Agreement between Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No.3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(j)            Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

               Jay S. Calhoun, Vice President, Treasurer and Director
                 (Principal Financial Officer)
               Richard M. Kernan, Jr., Director
               Robert D. Rock, Senior Vice President and Director
               Frederick J. Sievert, President and Director (Principal
                 Executive Officer)
               Stephen N. Steinig, Senior Vice President, Chief Actuary and
                 Director
               Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
               Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

               George J. Trapp, Director
               Frank M. Boccio, Director
               Phillip J. Hildebrand, Director
               Michael G. Gallo, Director
               Solomon Goldfinger, Director
               Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
               (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j)(9) Power of Attorney for Michael E. Sproule, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(j)(11) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.

(j)(12) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(10)(m) to Post-Effective Amendment No.25 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 02-86083), filed 4/5/04 and incorporated herein by reference.

(j)(13) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 5/25/04 and incorporated herein by reference.

                 Frank M. Boccio        Director
                 Carmela Condon         Vice President and Controller (Principal
                                        Accounting Officer)
                 Michael G. Gallo       Director
                 Solomon Goldfinger     Director and Chief Financial Officer
                 Phillip J. Hildebrand  Director
                 Theodore A. Mathas     Director
                 John R. Meyer          Director
                 Paul B. Morris         Director
                 Anna F. Pollack        Director
                 Robert D. Rock         Director
                 Frederick J. Sievert   Director and President (Principal
                                        Executive Officer)
                 Michael E. Sproule     Director
                 Seymour Sternberg      Director


(j)(14) Power of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 02-86083), filed February 9, 2005 and incorporated by reference.


(k)              Legal Opinion.


                 Opinion and consent of Thomas F. English, Esq. - To be filed by amendment.



(l)              Actuarial Opinion.


                 Opinion and consent of Mei Chen, Associate Actuary-To be filed by amendment.


                 Not applicable.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.


(n)(1) Consent of PricewaterhouseCoopers LLP - To be filed by amendment.



(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 On the commencement of operations of each of the MainStay VP Mid Cap Core, the MainStay VP Mid Cap Growth and the MainStay VP Small Cap Growth Investment Divisions, NYLIAC infused the corresponding Portfolios of each of these Investment Divisions with seed capital of $5 million each.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post- Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Theodore A. Mathas                             Director and Executive Vice President
         John R. Meyer                                  Director and Senior Vice President
         Paul B. Morris                                 Director
         Anne F. Pollack                                Director, Senior Vice President
         Robert D. Rock                                 Director and Senior Vice President and Chief Investment Officer
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         Paul Morris                                    Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Eric Rubin                                     Senior Vice President
         Richard C. Schwartz                            Senior Vice President and Senior Investment Manager for
                                                        Derivative Securities
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Mark W. Talgo                                  Senior Vice President
         David A. Harland                               Deputy General Counsel
         Howard Anderson                                First Vice President
         Gary J. Miller                                 First Vice President
         Michael M. Oleske                              First Vice President
         John M. Swenson                                First Vice President
         David Bangs                                    Vice President
         Scott Berlin                                   Vice President and Actuary
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David W. Bott                                  Vice President
         David Boyle                                    Vice President
         William J. Burns                               Vice President
         William Cheng                                  Vice President
         Paul K. Cunningham                             Vice President
         Karen Dann                                     Vice President
         Kathleen A. Donnelly                           Vice President
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Matthew M. Huss                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         Minas C. Joannides                             Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Jacqueline A. O'Leary                          Vice President
         Micheal J. Oliviero                            Vice President - Tax
         Linda M. Reimer                                Vice President and Associate General Counsel
         Andrew N. Reiss                                Vice President and National Sales Manager
         Dorothea Rodd                                  Vice President
         Anthony J. Scialabba                           Vice President and Controller
         Gary W. Scofield                               Vice President
         Georgene Sfraga Panza                          Vice President
         Irvin Silber                                   Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Richard M. Walsh                               Vice President
         Michael A. Watson                              Vice President
         Elaine Williams                                Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Securities Inc.                                                New York
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine GenPar Partners GP, LLC                       Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                     99.95%
              Operada FMA, S.A. de C.V.                                Mexico                        99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                   69.02%
          Limited (4)
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                     90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                     90%
    New York Life International Holdings Limited                       Mauritius                     75%
    New York Life Insurance (Philippines), Inc.                        Philippines                   75%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                    99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                    99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%


         (4) Held through controlled Thai nominee holding company.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.



      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $200 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.



      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Michael G. Gallo                                Manager and Executive Vice President -
                                                         Variable Life and Annuity Distribution
     Robert E. Brady                                 Manager and Managing Director - Operations
     Brian A. Murdock                                Chairman and President
     Christopher O. Blunt                            Manager and Executive Vice President -
                                                         Retail
     John A. Cullen                                  Manager
     Robert J. Hebron                                Manager and Executive Vice President -
                                                         External Variable Life Distribution
     John R. Meyer                                   Manager and Executive Vice President -
                                                         External Variable Annuity Distribution
     Barry A. Schuh                                  Manager
     Thomas J. Warga                                 Senior Managing Director and General Auditor
     Barbara McInerney                               Senior Managing Director - Compliance
     Thomas A. Clough                                Managing Director - Retirement Services
     Stephen P. Fisher                               Managing Director - Marketing
     Mark A. Gomez                                   Managing Director - Compliance and
                                                         Chief Compliance Officer
     Joseph J. Henehan                               Managing Director - Retirement Services
     Julia D. Holland                                Managing Director - SMA Distribution
     Alison H. Micucci                               Managing Director - Compliance
     Marguerite E.H. Morrison                        Managing Director and Secretary
     Beverly J. Moore                                Managing Director - Marketing Communications
     Gary M. O'Neill                                 Managing Director - Agency Distribution
     Wendy Fishler                                   Managing Director - National Accounts
     Stanley Metheney                                Vice President
     Richard Zuccaro                                 Vice President
     Albert Leier                                    Vice President - Financial Operations
                                                         and Treasurer
     Arphiela Arizmendi                              Vice President
     Antoinettte B. Cirillo                          Vice President
     Thomas J. Murray, Jr.                           Vice President

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec VUL Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES



      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on this 15th day of February, 2005.





                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Scott Berlin
                                                   -----------------------------
                                                   Scott Berlin
                                                   Vice President




                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Scott Berlin
                                                   -----------------------------
                                                   Scott Berlin
                                                   Vice President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director


     John R. Meyer*                 Director


     Paul B. Morris*                Director

     Anne F. Pollack*               Director

     Robert D. Rock*                Director


     Angelo J. Scialabba            Vice President and Controller (Principal
                                    Accounting Officer)


     Frederick J. Sievert*          Director and President

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director






*By:  /s/ Scott Berlin
      ----------------------------------
      Attorney-in-Fact
      February 15, 2005




* Pursuant to Powers of Attorney previously filed.